Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ Harrington Bischof
                                                 ------------------------------
                                                      Harrington Bischof


WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said Corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ Jimmy A. Dew
                                                 ------------------------------
                                                      Jimmy A. Dew


WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said Corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ John W. Dixon
                                                 ------------------------------
                                                      John W. Dixon



WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ Peter Lardner
                                                 ------------------------------
                                                      Peter Lardner


WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ Wilbur S. Legg
                                                 ------------------------------
                                                      Wilbur S. Legg


WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said Corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ John W. Popp
                                                 ------------------------------
                                                      John W. Popp



WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ William A. Simpson
                                                 ------------------------------
                                                      William A. Simpson


WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ Arnold L. Steiner
                                                 ------------------------------
                                                      Arnold L. Steiner


WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ Fredricka Taubitz
                                                 ------------------------------
                                                      Fredricka Taubitz


WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ Charles F. Titterton
                                                 ------------------------------
                                                      Charles F. Titterton


WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ Steven R. Walker
                                                 ------------------------------
                                                      Steven R. Walker

WITNESS:

 /s/ Spencer LeRoy III
-----------------------------

Exhibit 24



                                POWER OF ATTORNEY
                                -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, being a member of the Board of Directors of Old Republic International Corporation, a corporation duly organized under the laws of the State of Delaware and having its principal place of business in Chicago, Illinois, does hereby make, constitute, and appoint A.
C. Zucaro, Chairman and Chief Executive Officer of the said corporation, as his true and lawful attorney, for him, and in his name, place, and stead to execute, sign, acknowledge, confirm or ratify all documents, papers, forms, statements, certificates and filing of any kind whatsoever required to be filed by the said corporation with the Securities and Exchange Commission including, but not limited to, a Form S-8 filed for the Old Republic International Corporation 2006 Incentive Compensation Plan, giving and granting to said attorney full power and authority to do and perform all and every act whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said attorney or his substitute shall lawfully do or cause to be done by virtue hereof. The power of attorney aforesaid shall expire as of the anniversary of the date shown below.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 5th day of June, 2006.



                                                  /s/ Dennis P. Van Mieghem
                                                 ------------------------------
                                                      Dennis P. Van Mieghem

WITNESS:

 /s/ Spencer LeRoy III
-----------------------------